Taxes (Details) - Schedule of financial accounting basis and tax basis of assets and liabilities - USD ($) $ in Thousands		Dec. 31, 2022	Dec. 31, 2021
Schedule Of Financial Accounting Basis And Tax Basis Of Assets And Liabilities Abstract
Net operating losses carryforward		$ 2,300	$ 4,104
Allowance for doubtful accounts		874	699
Deferred income	[1]	279	315
Intangible assets	[2]	134	106
Subtotal		3,587	5,224
Less: valuation allowance
Deferred tax assets		$ 3,587	$ 5,224

[1]	Deferred income represents the assets related government subsidies, which will amortize on a straight-line basis within the useful life of related assets. The tax basis is recognized when the Company received the subsidies.
[2]	Intangible asset represents the amortization temporary difference of licensed software. Management uses 10 years useful life as the tax basis, which is different from the 5 years useful life in accounting basis.